UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2006

VISTA GOLD CORP.

(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-9025	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7961 Shaffer Parkway, Suite 5, Littleton, CO	80127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 981-1185

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Vista Gold Corp. (the “Company”) is filing this amendment (the “Form 8-K/A”) to its Current Report on Form 8-K, dated July 12, 2006 (the “Form 8-K”), to revise the Form 8-K Items under which the information in the Form 8-K was provided. In particular, this Form 8-K/A is being filed to report terms of an amendment (the “Amendment”), executed on August 15, 2006, to the previously announced binding letter of intent (the “LOI”) with Carl Pescio, Janet Pescio, Greg Hryhorchuk and Robert Lipsett (together, the “Pescio Group”).

Item 1.01 Entry into a Material Definitive Agreement.

As reported under Item 1.01 of the Form 8-K, on July 6, 2006 the Company entered into the LOI with the Pescio Group. Under the terms of the LOI, the Company agreed to spin off its existing Nevada properties into a new publicly-listed company (“Newco”) that will, concurrently with the spin-off, acquire the Nevada mining properties of the Pescio Group (the “Transaction”).

The terms of the Amendment provide that Newco will be funded both by the Company with $25 million of proceeds from a registered offering of its common shares prior to closing of the Transaction, and by a future Newco private placement of its own common shares. This represents a change from the manner of funding contemplated under the terms of the LOI, which provided that Newco would be funded solely through a Newco private placement. At the closing of the Transaction, the Company will, in addition to transferring its Nevada properties to Newco, transfer the net proceeds raised in the financing to Newco in return for additional shares of Newco having a value equal to the amount of cash transferred.

All other terms of the LOI remain substantially the same as described in the Company’s press release dated July 10, 2006.

The preceding description of the terms of the LOI and the Amendment are qualified in their entirety by reference to the forms of these documents, which are both incorporated herein by reference. The LOI was filed as Exhibit 10.1 to the Form 8-K and remains as Exhibit 10.1 to this Form 8-K/A. The Amendment is filed herewith as Exhibit 10.2.

On July 10, 2006, the Company issued a press release reporting the signing of the above LOI, which was furnished as Exhibit 99.1 to the Form 8-K and remains as Exhibit 99.1 to this Form 8-K/A.

On August 15, 2006, the Company issued a press release reporting its plans to file a shelf registration statement with the U.S. Securities and Exchange Commission relating to the proposed registration for offering of common shares including shares anticipated to be issued to raise approximately $25 million as contemplated above. The exact timing of the registered equity financing and details about pricing and other matters will be disclosed once they have been finalized. The press release is furnished as Exhibit 99.2 and is attached hereto.

Neither this Form 8-K/A nor any of the documents referenced herein constitutes an offer to sell or the solicitation of an offer to buy, nor shall there be any offer or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the Securities Act of 1933, as amended, and applicable securities laws of any such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Binding Letter of Intent, dated July 6, 2006, among Carl Pescio, Janet Pescio, Greg Hryhorchuk, Robert Lipsett and Vista Gold Corp. (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated July 6, 2006 and incorporated herein by reference)

Exhibit 10.2	Amendment to Binding Letter of Intent, dated August 15, 2006, among Carl Pescio, Janet Pescio, Greg Hryhorchuk, Robert Lipsett and Vista Gold Corp.

Exhibit 99.1	Press Release of Vista Gold Corp. dated July 10, 2006 (furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K, dated July 6, 2006 and incorporated herein by reference)

Exhibit 99.2	Press Release of Vista Gold Corp. dated August 15, 2006

Safe Harbor Statement; Forward Looking Statements.

This filing and the press releases included as exhibits hereto contain forward-looking statements within the meaning of the Securities Act of 1933 and Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in these materials that address activities, events or developments that Vista expects or anticipates will or may occur in the future, including such things as future business strategy, competitive strengths, goals, expansion and growth of Vista’s or Newco’s businesses, operations, plans and other such matters are forward-looking statements. When used in this filing and the press releases, the words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” and similar expressions are intended to identify forward-looking statements. The statements made in this filing and the press releases about the proposed equity financing and the anticipated impact the contemplated transaction described herein may have on the operations of Vista or Newco, as well as the benefits expected to result from the contemplated transaction, are forward-looking statements. Other forward-looking statements include but are not limited to those with respect to future financings, reserve and resource estimates and production costs. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Vista and Newco, including anticipated consequences of the contemplated transaction described herein, to be materially different from any future risks, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, risks relating to capital market conditions in general, the risk that Vista will be unable to complete the proposed financing on favorable terms or at all, risks that may affect Vista’s ability to complete the proposed transaction including risks that Vista may be unable to complete a definitive agreement, or may be unable to obtain required securityholder, court or third party approvals, risks that Vista’s or Newco’s acquisition, exploration and property advancement efforts will not be successful; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; uncertainties concerning reserve and resource estimates; and potential effects on Vista’s or Newco’s operations of environmental regulations in the countries in which they operate, as well as those factors discussed in Vista’s latest Annual Report on Form 10-K, Quarterly Report on Form 10-Q and its other filings with the U.S. Securities and Exchange Commission. Although Vista has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Vista assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA GOLD CORP.

By:	/s/ Gregory G. Marlier
Gregory G. Marlier
Chief Financial Officer

Date: August 16, 2006